UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2011

Universal Truckload Services, Inc.

(Exact name of registrant as specified in its charter)

Michigan	0-51142	38-3640097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12755 E. Nine Mile Road, Warren, Michigan

(Address of principal executive offices)

48089

(Zip Code)

(586) 920-0100

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 24, 2011, Universal Truckload Services, Inc., or the Company, and KeyBank National Association, or KeyBank, entered into a Change in Terms Agreement whereby the maturity date of the existing Amended and Restated Loan Agreement and Promissory Note dated October 25, 2010 was amended and deemed to be October 23, 2012. A copy of which is furnished as Exhibit 10.1 to this Form 8-K.

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 27, 2011, the Company issued a press release announcing the Company’s financial and operating results for the thirteen and thirty-nine weeks ended October 1, 2011, a copy of which is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Description

10.1	Change in Terms Agreement between Universal Truckload Services, Inc. and KeyBank National Association, dated October 24, 2011.

99.1	Press Release dated October 27, 2011 announcing the Company’s financial and operating results for the thirteen and thirty-nine weeks ended October 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNIVERSAL TRUCKLOAD SERVICES, INC.

Date: October 27, 2011	/s/ Robert E. Sigler
Robert E. Sigler
Vice President, Chief Financial Officer, Secretary and Treasurer